UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2010

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Approval of NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan

On May 19, 2010, NPS Pharmaceuticals, Inc. (“NPS” or the “Company”) held its Annual Meeting of Stockholders.   At the annual meeting, the stockholders of NPS approved the Company’s 2010 Employee Stock Purchase Plan (the “ESPP”).  The ESPP provides eligible employees of NPS and its participating subsidiaries with the opportunity to purchase shares of NPS common stock, at a purchase price equal to 85% of the lower of (1) the fair market value of the common stock on the first day of the offering period and (2) the fair market value of the common stock on the purchase date at the end of the offering period.

The offering periods of the ESPP are set at six months, with the initial period beginning on April 1, 2010.  Employees may generally contribute to the ESPP up to 15% of their eligible compensation through payroll deductions.  In any single year, however, no employee may purchase more than $25,000 of common stock (based on the fair market value of the shares determined as of the first business day of each offering period).  500,000 shares of the Company’s common stock have been reserved for issuance pursuant to the ESPP.  The ESPP became effective on February 12, 2010 upon adoption by the Compensation Committee of the Company’s Board of Directors, subject to stockholder approval.  The ESPP expires on February 12, 2020, unless earlier terminated by the Company’s Board of Directors.

The foregoing description of the material terms of the ESPP is qualified in its entirety by reference to the ESPP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  A more detailed summary of the plan can be found in the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 6, 2010.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

As noted above, on May 19, 2010, NPS Pharmaceuticals, Inc. held its Annual Meeting of Stockholders.  The following is a summary of the matters voted on at the meeting:

a)

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael W. Bonney, B.A.	29,391,784	206,440	6,099,001
Colin Broom, M.D.	29,377,078	221,146	6,099,001
James G. Groninger, M.B.A.	29,347,679	250,545	6,099,001
Donald E. Kuhla, Ph.D.	29,359,083	239,141	6,099,001
Francois Nader, M.D., M.B.A.	29,347,480	250,744	6,099,001
Rachel R. Selisker, CPA	29,375,321	222,903	6,099,001
Peter G. Tombros, M.S., M.B.A.	29,360,340	237,884	6,099,001

b)             The NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan was approved by the following stockholder vote:

Votes For:  29,174,893

Votes Against:  159,115

Abstentions:  264,216

Broker Non-Votes:  6,099,001

c)              The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the following stockholder vote:

Votes For: 35,326,216

Votes Against: 331,166

Abstentions: 39,843

There were no broker non-votes for this item.

Item 9.01.  Financial Statements and Exhibits

(d)               Exhibits

The following exhibits are filed with this Report on Form 8-K:

Exhibit

10.1	NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2010	NPS PHARMACEUTICALS, INC.

	By:	/s/ EDWARD STRATEMEIER
Edward Stratemeier
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	NPS Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan